UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2015

TherapeuticsMD, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6800 Broken Sound Parkway NW, Third Floor Boca Raton, FL 33487

(Address of Principal Executive Office) (Zip Code)
Registrant’s telephone number, including area code: (561) 961-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 11, 2015, TherapeuticsMD, Inc. (the “Company”) held its 2014 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company considered and voted on proposals to: (1) elect ten directors, each to serve until the Company’s next annual meeting of stockholders or until their successors are elected and qualified, (2) provide a non-binding advisory vote on the compensation of the Company’s named executive officers for fiscal 2014, (3) ratify the appointment of Grant Thornton, LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December, 31, 2015, and (4) approve an amendment to the amended and restated articles of incorporation of the Company to increase the number of authorized shares of Company common stock from 250,000,000 shares to 350,000,000 shares.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see the Company’s 2015 Proxy Statement, as filed with the United States Securities and Exchange Commission on April 30, 2015.

Proposal 1: To elect ten directors, each to serve until the Company’s next annual meeting of stockholders or until their successors are elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Tommy G. Thompson	121,928,185	0	4,197,634	0
Robert G. Finizio	125,431,579	0	694,240	0
John C.K. Milligan, IV	119,314,830	0	6,810,989	0
Brian Bernick, M.D.	120,292,935	0	5,832,884	0
J. Martin Carroll	125,447,777	0	678,042	0
Cooper C. Collins	122,963,426	0	3,162,393	0
Robert V. LaPenta, Jr.	125,142,653	0	983,166	0
Jules A. Musing	119,165,924	0	6,959,895	0
Angus C. Russell	125,921,133	0	204,686	0
Nicholas Segal	124,668,054	0	1,457,765	0

Proposal 2: To provide a non-binding advisory vote on the compensation of the Company’s named executive officers for fiscal 2014.

For	Against	Abstain	Broker Non-Votes
122,028,405	2,996,726	1,100,688	29,227,020

Proposal 3: To ratify the appointment of Grant Thornton, LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2015.

For	Against	Abstain	Broker Non-Votes
155,310,072	24,314	18,453	0

Proposal 4: To approve an amendment to the amended and restated articles of incorporation of the Company to increase the number of authorized shares of Company common stock from 250,000,000 shares to 350,000,000 shares.

For	Against	Abstain	Broker Non-Votes
149,481,490	4,398,584	1,472,765	0

Each of the director nominees and proposals received the necessary votes in favor to be adopted by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2015

THERAPEUTICSMD, INC .

By:	/s/ Daniel A. Cartwright
Name: Title:	Daniel A. Cartwright Chief Financial Officer